UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026 (September 29, 2026)

______________________

BeyondSpring Inc.

(Exact name of registrant as specified in its charter)

______________________

Cayman Islands	001-38024	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, West Side, 4th Floor, Suite 410
Florham Park, New Jersey	07932
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (646) 305-6387

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	BYSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 29, 2026, BeyondSpring Inc. (the “Company”) received a written notification from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company’s market value of listed securities (“MVLS”) has fallen below $35 million for the last 30 consecutive business days, the Company no longer complies with the MVLS requirement for continued listing on the Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification letter does not result in the immediate delisting of the Company’s securities and has no immediate effect on the listing or trading of the Company’s securities on Nasdaq.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(C), the Company is provided with a compliance period of 180 calendar days from the date of the notification letter, or until March 29, 2027, to regain compliance with the MVLS Requirement. During this period, the Company’s securities will continue to trade on Nasdaq. If at any time before March 29, 2027, the MVLS of the Company closes at $35 million or more for a minimum of ten consecutive business days (subject to the Staff’s discretion to extend this period under Nasdaq Listing Rule 5810(c)(3)(H)), Nasdaq will provide written confirmation of compliance and this matter will be closed. In the event the Company does not regain compliance by March 29, 2027, Nasdaq will provide written notification that the Company’s securities are subject to delisting, at which time the Company may appeal the delisting determination.

The notification letter does not affect the Company’s business operations, and the Company is considering all available options to regain compliance with the listing rules within the prescribed compliance period. There can be no assurance that the Company will be able to regain compliance with the MVLS Requirement or will otherwise remain in compliance with other Nasdaq listing criteria.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2026

BeyondSpring Inc.

By:	/s/ Min Qiu
Name:	Min Qiu
Title:	Chief Executive Officer